Exhibit 24.1

                            RELIASTAR FINANCIAL CORP.

                    Power of Attorney of Director and Officer


         The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint WAYNE R. HUNEKE, RICHARD R. CROWL and SUSAN M. BERGEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation to be offered pursuant to the ReliaStar Deferred Compensation Plan for Nonemployee Directors and the ReliaStar Stock Ownership Plan for Nonemployee Directors, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 12TH day of September, 1996.


/S/ JOHN G. TURNER                                 /S/ LUELLA G. GOLDBERG
- ------------------                                 ----------------------
John G. Turner                                     Luella G. Goldberg

/S/ WAYNE R. HUNEKE                                /S/ WILLIAM A. HODDER
- -------------------                                ---------------------
Wayne R. Huneke                                    William A. Hodder

/S/ CAROLYN H. BALDWIN                             /S/ JAMES J. HOWARD
- ----------------------                             -------------------
Carolyn H. Baldwin                                 James J. Howard

/S/ F. CALEB BLODGETT                              /S/ RANDY C. JAMES
- ---------------------                              ------------------
F. Caleb Blodgett                                  Randy C. James

/S/ DANIEL J. CALLAHAN, III                        /S/ RICHARD L. KNOWLTON
- ---------------------------                        -----------------------
Daniel J. Callahan, III                            Richard L. Knowlton

/S/ DAVID C. COX                                   /S/ DAVID A. KOCH
- ----------------                                   -----------------
David C. Cox                                       David A. Koch

/S/ JAYE F. DYER                                   /S/ RICHARD M. KOVACEVICH
- ----------------                                   -------------------------
Jaye F. Dyer                                       Richard M. Kovacevich

/S/ JOHN H. FLITTIE                                /S/ GLEN D. NELSON, M.D.
- -------------------                                ------------------------
John H. Flittie                                    Glen D. Nelson, M.D.

                                                   /S/ JAMES J. RENIER
                                                   -------------------
                                                   James J. Renier